Exhibit 10.20(b)

AMENDMENT TO EMPLOYMENT AGREEMENT FOR RONALD H. W. COOPER

This AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made by and between enGene USA, Inc. (the “Company”) and Ronald H. W. Cooper (the “Executive”).

WHEREAS, the Company and Executive are parties to an Employment Agreement, effective as of July 22, 2024 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Section 7(b)(ii) of the Agreement is hereby deleted in its entirety and restated to read as follows:

“(ii) An amount equal to 1.5 times the Annual Target Bonus, payable within forty-five (45) days of Executive’s termination of employment;”

2.
General. Except as set forth in this Amendment, the Agreement shall remain in full force and effect according to its terms. The Agreement, as superseded in part and amended by this Amendment, constitutes the entire agreement between the parties with respect to the subject matter therein. Except as set forth herein, any extension, amendment or other modification to the Agreement or this Amendment must be mutually agreed upon by the parties, in writing and executed by both parties. This Amendment may be signed in counterparts, each of which shall be an original with the same effect as if the signatures were upon the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment.

ENGENE USA, INC.

By: /s/ Gerald Brunk

Name: Gerald Brunk

Title: Director

Date: October 2, 2025

EXECUTIVE

/s/ Ronald H. W. Cooper

Ronald H. W. Cooper

Date: October 2, 2025